FINANCIAL (EXPENSES) INCOME, NET (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		77 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013
Financial Income And Expenses [Line Items]
Financial income			$ 2	$ 0	$ 8
Financial (expenses) and bank fees			0	0	(10)
Exchange rate differences gain (loss)			(1)	16	(41)
Nonoperating Income (Expense), Total	$ 7	$ 22	$ 1	$ 16	$ (43)